UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

November 25, 2025

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

2999 N.E. 191st Street, Suite 610, Aventura, FL 33180

(Address of principal executive offices and zip code)

(408) 467-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The Nasdaq Global Market
Series C Junior Participating Preferred Stock Purchase Rights

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations.

On November 25, 2025, the Board of Directors of Immersion Corporation (the “Company”) determined that the Company’s Annual Meeting of Stockholders for the fiscal year ended April 30, 2025 (the “2025 Annual Meeting”) will be held on Tuesday, March 3, 2026. The location of the 2025 Annual Meeting will be as set forth in the Company’s definitive proxy statement for the 2025 Annual Meeting to be filed with the Securities and Exchange Commission (the “SEC”).

Due to the fact that the date of the 2025 Annual Meeting has been changed by more than 30 days from the anniversary date of the 2024 Annual Meeting of Stockholders, the Company is providing the due date for submission of any qualified stockholder proposal or qualified stockholder nominations.

In accordance with the requirements contained in the Company’s Amended and Restated Bylaws (“Bylaws”), stockholders of the Company who wish to bring business before the 2025 Annual Meeting outside of Rule 14a-8 (“Rule 14a-8”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or to nominate a person for election as a director must ensure that written notice of such proposal (including all information specified in the Company’s Bylaws) is received by the Company’s Corporate Secretary at the address specified above no later than the close of business on December 5, 2025, which is the 10th calendar date following the date hereof. Any such proposal must meet the requirements set forth in the Company’s Bylaws in order to be brought before the 2025 Annual Meeting.

In accordance with the requirements of Rule 14a-8 under the Exchange Act, stockholders who wish to have a Rule 14a-8 proposal considered for inclusion in the Company’s proxy statement for the 2025 Annual Meeting must ensure that their proposal is received by the Company’s Corporate Secretary at the address specified above no later than the close of business on December 5, 2025, which the Company has determined is a reasonable time before it expects to begin to print and send its proxy materials for the 2025 Annual Meeting. Such stockholder proposals must also comply with the other requirements of Rule 14a-8 in order to be eligible for inclusion in the Company’s proxy statement for the 2025 Annual Meeting.

In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by December 5, 2025, which is the 10th calendar date following the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	November 25, 2025	By:	/s/ J. Michael Dodson
		Name:	J. Michael Dodson
		Title:	Chief Financial Officer